UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	June 13, 2005

United eSystems, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-49745	91-2150635

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15431 O’Neal Road Gulfport, MS	39503

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(228) 832-1597

Riverbend Telecom, Inc.

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

            Effective June 13, 2005, Riverbend Telecom, Inc. amended its Articles of Incorporation to change its name to United eSystems, Inc.  A copy of the amendment to the Articles of Incorporation is attached to this Current Report on Form 8-K as Exhibit 99.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Exhibit Title or Description
99	Certificate of Amendment to First Amended and Restated Articles of Incorporation of Riverbend Telecom, Inc., effective June 13, 2005, amending the corporate name.

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED eSYSTEMS, INC.

Dated: June 16, 2005	By: /s/ Walter Reid Green, Jr.
Walter Reid Green, Jr.
Chief Financial Officer

UNITED eSYSTEMS, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Title or Description

99	Certificate of Amendment to First Amended and Restated Articles of Incorporation of Riverbend Telecom, Inc., effective June 13, 2005, amending the corporate name.